101-107 Pasture Dr, Evanston, WY LEASE AGREEMENT BY AND BETWEEN PASTURE DRIVE HOLDINGS LLC (“LANDLORD”) AND ALLIANCE DRILLING TOOLS LLC (“TENANT”) FOR SPACE AT: 101-107 Pasture Dr, Evanston, WY 82930 Dated: February 26, 2026 Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 101-107 Pasture Dr, Evanston, WY TABLE OF CONTENTS EXHIBITS AND SCHEDULES EXHIBIT A - LEGAL DESCRIPTION EXHIBIT B - BUILDING SITE PLAN EXHIBIT C - FORM OF COMMENCEMENT DATE MEMORANDUM EXHIBIT D - FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT EXHIBIT E - FORM OF ESTOPPEL CERTIFICATE EXHIBIT F - THE SCOPE OF WORK EXHIBIT G FORM OF MEMORANDUM OF LEASE EXHIBIT H - FORM OF GUARANTY Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 2 101-107 Pasture Dr, Evanston, WY-V2 DATA SHEET Landlord: PASTURE DRIVE HOLDINGS LLC Address of Landlord: 75 E Third Street Sheridan, WY 82801 Attn: Chief Executive Officer Address for Payment of Rent: 75 E Third Street Sheridan, WY 82801 Attn: Steven Fishbach Tenant: Alliance Drilling Tools LLC Address of Tenant: Premises Address: 101-107 Pasture Dr, Evanston, WY 82930 Minimum Rent: See Section 3 Operating Expenses: Tenant to pay 100% Term: Twenty (20) years with four (4) separate renewal options for five (5) years each Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 3 101-107 Pasture Dr, Evanston, WY-V2 LEASE AGREEMENT THIS LEASE AGREEMENT (this “Lease”), made and entered into as of the February 26, 2026 (the “Effective Date”) by and between PASTURE DRVIE HOLDINGS, LLC, a Wyoming limited liability company (“Landlord”), and ALLIANCE DRILLING TOOLS LLC , a Wyoming limited liability company. (“Tenant”). W I T N E S S E T H: WHEREAS, Landlord has entered into, or concurrently herewith will enter into, a purchase agreement (the “Purchase Agreement”) to acquire that certain real property located at 101-107 Pasture Dr, Evanston, WY 82930 (the “Property”), as more particularly described on Exhibit A, together with all improvements thereon and appurtenant rights thereto including, without limitation, parking areas, easements, declarations and rights of way; and WHEREAS, Landlord desires to demise, lease and rent unto Tenant, and Tenant desires to rent and lease from Landlord the Property of approximately 11.44 total acres, consisting of approximately 24,780 square feet (the “Building”) and all improvements belonging to Landlord thereon and appurtenant rights thereto including, without limitation, parking areas, easements, declarations and rights of way as shown on the site plan attached as Exhibit B; and WHEREAS, Tenant shall lease and occupy the Property and Building (collectively, the “Premises”); and NOW, THEREFORE, for and in consideration of the mutual covenants, promises and agreements herein contained, Landlord does hereby demise, lease and rent unto Tenant and Tenant does hereby rent and lease from Landlord the Premises, under and pursuant to the following terms and conditions: 1. Demise; Premises. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Premises and all easements and appurtenances related thereto, for the rents, covenants and conditions (including limitations, restrictions and reservations) hereinafter provided. 2. Term and Delivery of Premises. 2.1 Term. The term of this Lease shall be for twenty (20) years (the “Term”) and shall commence upon the Effective Date. The expiration date of the Term shall be the last day of the 240th month following the Commencement Date (the “Termination Date”), unless the Term is renewed in which event the Termination Date shall extend to the end of such exercised renewal period(s). Each full 12-month period beginning on the first day of the month in which the Commencement Date occurs or any anniversary thereof shall be called a “Lease Year.” Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B

2 101-107 Pasture Dr, Evanston, WY 2.2 Actual Possession Date; Delay in Delivery. (a) Landlord shall deliver possession of the Premises to Tenant on the Commencement Date. (b) If for any reason Landlord fails to deliver or offer to deliver physical possession of the Premises to Tenant, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from the failure to deliver possession, except as expressly provided herein. Tenant’s taking possession of the Premises or any portion thereof shall be conclusive evidence that the Premises are in the condition required by this Lease and in good order and satisfactory condition. 3. Rent. Beginning on the Commencement Date, Tenant shall pay as initial annual base rent (“Minimum Rent”) as set forth in the schedule below (Minimum Rent shall increase 2.50% annually during the Term and any Renewal Term). Tenant shall pay such Minimum Rent in monthly installments, in advance, on the first day of each calendar month during the Term, such monthly installment and any Additional Rent or other charges to be prorated for any partial calendar month in which the Commencement Date or Termination Date occurs without deduction, offset or setoff, except as expressly provided herein. All amounts (unless otherwise provided herein) other than Minimum Rent and the adjustments thereto described in this Section 3 and Section 4 below owed by Tenant to Landlord hereunder shall be deemed “Additional Rent”. The Minimum Rent and Additional Rent are sometimes herein collectively referred to as "Rent". Year Monthly Annual 1 $ 12,390.00 $ 148,680.00 2 $ 12,699.75 $ 152,397.00 3 $ 13,017.24 $ 156,206.93 4 $ 13,342.67 $ 160,112.10 5 $ 13,676.24 $ 164,114.90 6 $ 14,018.15 $ 168,217.77 7 $ 14,368.60 $ 172,423.22 8 $ 14,727.82 $ 176,733.80 9 $ 15,096.01 $ 181,152.14 10 $ 15,473.41 $ 185,680.95 11 $ 15,860.25 $ 190,322.97 12 $ 16,256.75 $ 195,081.04 13 $ 16,663.17 $ 199,958.07 14 $ 17,079.75 $ 204,957.02 15 $ 17,506.75 $ 210,080.95 16 $ 17,944.41 $ 215,332.97 17 $ 18,393.02 $ 220,716.30 18 $ 18,852.85 $ 226,234.20 Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 3 101-107 Pasture Dr, Evanston, WY 19 $ 19,324.17 $ 231,890.06 20 $ 19,807.28 $ 237,687.31 Except as otherwise provided in this Lease, it is the intention of the parties that Landlord shall receive Minimum Rent, Additional Rent and all other sums payable by Tenant under this Lease free of all taxes, expenses, charges, damages and deductions of any nature whatsoever (except as otherwise provided herein). Tenant shall, however, be under no obligation to pay principal or interest on any mortgage on the fee of the Premises, nor any income, franchise, margin, inheritance, estate, excise, or gift taxes, that are or may be payable by Landlord. If Landlord does not receive any payment of Minimum Rent or Additional Rent on or before the fifth (5th) business day following the day it is due, then Tenant shall pay a late fee (“Late Fee”) equal to 5% of the amount overdue, to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency. In addition, Interest shall accrue on all sums not paid on or before the tenth (10th) day following the day it is due hereunder at the lesser of: (a) the highest rate allowed by law or (b) an interest rate equal to the Prime Rate as published in The Wall Street Journal from time to time plus 2%, from the due date until paid (the “Default Rate”). The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Notwithstanding anything contained herein to the contrary, should Tenant receive proceeds of business interruption insurance directly applicable to the Rent, Tenant shall remit such proceeds to Landlord and such proceeds shall offset and be applied against the Deferred Rent, or if such proceeds are not directly applicable to the Rent, then Tenant shall remit such proceeds to Landlord and such proceeds shall offset and be applied against the Deferred Rent in an equitable portion based upon the amount that such proceeds bear to Tenant’s total business interruption expenses that are not otherwise covered by other commercial insurance then carried, as reasonably determined by Tenant, with any remaining Deferred Rent to continue to be deferred and payable in accordance with this Section 34. Except as otherwise specifically provided in this Lease, no abatement, diminution or reduction (a) of Minimum Rent, Additional Rent, charges or other compensation, or (b) of Tenant’s other obligations hereunder shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever. 4. Renewals. Tenant shall have the right and option to renew this Lease for four (4) additional periods of five years each, next immediately ensuing after the expiration of the initial Term and the subsequent renewal period by notifying Landlord in writing not more Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 4 101-107 Pasture Dr, Evanston, WY than 24 months and not less than 12 months before the expiration of the immediately preceding initial Term or subsequent renewal Term of Tenant’s intention to exercise its option to renew. In the event Tenant so elects to extend this Lease, then, for such extended period of the Term, all of the terms, covenants and conditions of this Lease shall continue to be, and shall be, in full force and effect during such extended period of the Term with Rent being as set forth in Section 3 above. Notwithstanding the foregoing, the renewal options described above shall be null and void and of no further force or effect if any of the following have occurred: (i) Tenant has assigned this Lease or sublet all of the Premises, notwithstanding the fact Landlord may have consented to such assignment or subletting; (ii) a default has occurred and is continuing, either at the time Tenant exercises the renewal option or at the time the renewal term is scheduled to commence; or (iii) Tenant has vacated the Premises. 5. Use of Premises. Subject to all applicable Laws, Tenant may occupy and use the Premises during the Term for purposes of the operation of its business and related office, administrative uses, and storage purposes (the “Permitted Use”) and Tenant agrees not to use the Premises for any other purpose or any immoral or unlawful purpose. From and after the Rent Commencement Date, but subject to temporary closures necessitated by casualty, condemnation, and permitted remodeling, Tenant shall operate continuously and uninterruptedly in the entire Premises the business which it is permitted to operate under the provisions of this Lease. Tenant shall not commit any waste or any public or private nuisance upon the Premises. Tenant shall not commit any acts on the Premises, nor use the Premises in any manner, other than for its normal business purposes that will increase the existing rates for or cause the cancellation of any fire, liability, or other insurance policy insuring the Premises or the improvements on the Premises or any other insurance related to the Premises. Tenant shall, at Tenant's own cost and expense, comply with all requirements of Tenant and Landlord's insurance carriers that are reasonably necessary for the continued maintenance at reasonable rates of fire and liability insurance policies on the Premises and the improvements on the Premises. Tenant shall comply with all laws, rules, and orders of all federal, state, and municipal governments or agencies that may be applicable to the Premises and the use of the Premises whether now in existence or hereafter adopted (the “Laws”), wherein non- compliance would have more than a significant impact on the Tenant or Property. Notwithstanding the Permitted Use or any other provision of this Lease, Landlord does not represent, warrant, or covenant in any respect whatsoever that the Permitted Use or any element of Tenant’s existing or future operations is or will be permitted under applicable zoning, codes and regulations of any governmental or quasi-governmental authority. Tenant is solely responsible for verifying the same. 6. Assignment/Subletting. Tenant shall not voluntarily or involuntarily or by operation of law, assign, the Premises (including fixtures), or any interest of Tenant in either, in whole or in part over 50%, or sublet the Premises or any part thereof, or permit the Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 5 101-107 Pasture Dr, Evanston, WY Premises or any part thereof to be used or occupied by others, without Landlord’s prior written consent which consent shall not be unreasonably withheld, conditioned or delayed, provided that without the Landlord’s consent, Tenant may assign this Lease to an entity (“Assignee”), (a) that is an affiliate of Tenant and Guarantor, so long as the Acceptable Net Worth exists or (b) that acquires, through a bona fide sale all or substantially all of the assets of the Tenant or more than 50% of the equity interest of Tenant, so long as the Acceptable Net Worth and Acceptable DSCR exists. An acceptable net worth will be deemed to exist when on a GAAP consolidated with affiliates basis the Assignee has , at the time of the proposed assignment, a minimum net worth, defined as total assets minus total liabilities in accordance with GAAP, of $10,000,000 (“Acceptable Net Worth”), An acceptable debt service coverage ratio (“Acceptable DSCR”) is one that is not less than 1.2 to 1.00 calculated on a trailing twelve month basis starting with the calendar month preceding the date of the proposed assignment and measured by Assignee’s EBITDA divided by Assignee’s fixed charges, including all required payments of principal and interest on indebtedness, rent, and other material lease obligations. Assignee must agree to assume in writing the obligations hereunder and where applicable provide Landlord with documentation supporting the Acceptable Net Worth and Acceptable DSCR calculations referenced above. In considering a proposed assignment that requires the Landlord’s consent thereto, it shall not be unreasonable for Landlord to consider (i) the financial condition of the proposed assignee or subtenant as applicable, relative to the financial obligations under the Lease; (ii) the business reputation of the assignee or subtenant, as applicable; (iii) the proposed use of the Premises by the proposed assignee or subtenant, as applicable; and (iv) whether an event of default shall have occurred and be continuing as of the date on which Tenant shall request Landlord’s consent to such assignment or subletting. Tenant shall not have the right to hypothecate or collaterally assign its interest on this Lease. Any attempted assignment, transfer, mortgage, encumbrance or subletting without Landlord’s consent shall be void, and shall constitute a breach of this Lease. To review any proposed assignment or sublease, Landlord will require thirty (30) days to review Tenant's submission of (i) the name of the entity receiving such transfer (the "Transferee"); (ii) a detailed description of the business of the Transferee; (iii) audited financial statements of the Transferee; (iv) all written agreements governing the transfer; (v) any information reasonably requested by Landlord with respect to the transfer or the Transferee; and (vi) a fee of One Thousand Dollars ($1,000.00) to compensate Landlord for certain fees and costs of administration, and other expenses incurred in connection with the review and processing of such documentation. In the event that Landlord consents to Tenant’s subletting of the Premises or any part thereof, or the sale, transfer or assignment of its leasehold interest, Tenant agrees to furnish to Landlord an executed copy of the sublease, sale, transfer, or assignment agreement(s) with all amendments and riders within ten (10) days of execution thereof; provided that in no event shall such sublease, sale, transfer or assignment be effective unless the assignee thereof unconditionally assumes all obligations of Tenant under this Lease. At any time within 30 days after service of such notice, Landlord shall notify Tenant that it consents or refuses to consent to the sublease or assignment. Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B

6 101-107 Pasture Dr, Evanston, WY Neither Tenant nor any subsequent tenant whose interest is assigned or divested shall be relieved of liability under this Lease other than by an express release from liability executed in writing by Landlord acting in its sole and absolute discretion. Landlord and Tenant shall split (50/50) any profits paid in connection with a sublease or assignment in excess of Tenant’s Minimum Rent obligations hereunder. Without limiting any of the foregoing provisions of this Section 6, if, pursuant to the U.S. Bankruptcy Code, as the same may be amended from time to time, Tenant is permitted to assign or otherwise transfer its rights and obligations under this Lease in disregard of the restrictions contained in this Section 6, the assignee agrees to provide adequate assurance to Landlord (i) of the continued use of the Premises solely in accordance with the Permitted Use thereof, (ii) of the operation of the business in the Premises in strict accordance with the requirements of this Lease, and (iii) of such other matters as Landlord may reasonably require at the time of such assumption or assignments. Such assignee shall agree that adequate assurance shall mean that any such assignee shall have a net worth (exclusive of good will) equal to or greater than that of the Tenant named herein as of the Commencement Date of this Lease. Such assignee shall expressly assume this Lease by an agreement in writing, in form and content reasonably satisfactory to Landlord, an original counterpart of which shall be delivered to Landlord prior to an assignment of the Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting any other remedies against Tenant or any other party, but shall be required to notify Tenant at least 5 business days of the default prior to taking any action against Tenant. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by notifying Tenant or any successor in advance, but such action shall not relieve Tenant of any liability under this Lease. 7. Operating Expenses and Utilities. 7.1 Net Lease. This Lease is what is commonly called a “Net Lease”, it being understood that Landlord shall receive the Rent set forth in this Lease free and clear of any and all impositions, taxes, liens, charges, or expenses of any nature whatsoever in connection with its ownership and leasing of the Premises (“Impositions”) as Additional Rent, except those expenses specifically designated in this Lease to be borne by Landlord. In addition to the Rent, Tenant shall pay all impositions, taxes, insurance premiums, operating costs, charges and expenses and all sums due with respect to the Premises under the Restrictions which arise or may be contemplated under any provisions of this Lease during the Term (i) when required to be made hereunder or (ii) if no payment date is specified, by the later to occur of (A) the due date for the next Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 7 101-107 Pasture Dr, Evanston, WY installment of Rent or (B) ten (10) days from demand. Upon the failure of Tenant to pay any of such Impositions, costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Rent. It is the intention of the parties hereto that Tenant shall in no event be entitled to any abatement of or reduction in Rent or Additional Rent payable hereunder, except as expressly provided herein. Landlord and Tenant acknowledge and agree that this Lease is a “true lease” and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease, the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between Landlord and Tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and Tenant and Landlord each waive any claim or defense based upon the characterization of this Lease as anything other than as a "true lease". 7.2 Real Estate Taxes. As used herein, the term “Real Estate Taxes” means all taxes and general and special assessments and other impositions in lieu thereof, as a supplement thereto and any other tax which is measured by the value of land and assessed on a uniform basis annually or less than annually against the owners of land, including any substitution in whole or in part therefor due to a future change in the method of taxation, supplemental taxes, assessments (special, escape or otherwise, even if unsecured) including impositions for the purpose of funding special assessment districts, water, sewer, refuse or other rents, rates and charges (including water and sewer charges which are measured by the consumption of the actual user of the item or service for which the charge is made) levies, fees (including license fees) and all other taxes, governmental levies and charges of every kind and nature whatsoever (and whether or not the same presently exist or shall be enacted in the future), in each case assessed against, or allocable or attributable to, or which may during the term be levied, assessed, imposed, become a lien upon or due and payable with respect to, out of or for the Premises and/or any interest of Landlord and/or Tenant (including any legal or equitable interest of Landlord or its mortgagee, if any) in the Premises, whether or not such taxes are a lien upon the Premises, including any excise tax, gross receipts taxes, business taxes, business and occupation taxes but excluding net income or excess profits taxes and any other tax however designated, and whether charged to Landlord, or the Tenant, or to either or both of them, which is imposed on or measured by or based on the rentals to be paid under this Lease, or any estate or interest of Tenant, or any occupancy, use, or possession of the Premises by Tenant and the ownership, leasing, operation, maintenance, alteration or repair of the Premises and accruing during the Term. Real Estate Taxes shall also include interest on installment payments and all costs and fees (including reasonable attorneys’ and appraiser's fees) incurred by Tenant in mutual agreement in contesting such taxes and negotiating with public authorities as to the same, but shall not include Landlord’s costs and fees to contest and negotiate. Real Estate Taxes shall not include, however, any franchise, estate, inheritance, corporation, succession, gift, transfer, net income or excess profits tax. Tenant shall pay all Real Estate Taxes directly to the collecting authority no less than fifteen (15) days prior to the Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 8 101-107 Pasture Dr, Evanston, WY delinquency date thereof and shall provide Landlord written evidence thereof prior to the date that such Real Estate Taxes are due. Notwithstanding the foregoing, upon the occurrence of either of the following events, Tenant shall pay Real Estate Taxes to Landlord on a monthly basis (the “Real Estate Taxes Reserve”) in lieu of the applicable collecting authority: (i) delivery to Tenant of a written request therefor from Landlord, or (ii) the existence of any default or breach of this Section 7 by Tenant, or any Event of Default under any provision in this Lease (the foregoing clause (ii) may be hereinafter referred to as a “Real Estate Taxes Reserve Trigger”). If Tenant fails to pay the appropriate party (Landlord or the collecting authority, as provided herein) all Real Estate Taxes when due hereunder, then Tenant shall, without limiting any other remedies available to Landlord, reimburse Landlord for any and all penalties or interest, or portion thereof, incurred by Landlord as a result of such nonpayment or late payment by Tenant. Landlord agrees either to (i) forward to Tenant in a timely fashion the periodic statements for taxes, or (ii) join with Tenant in the necessary formalities to ensure that such statements are sent directly to Tenant, any delay in notifying Tenant of amounts due and details related thereto, shall extend the time by which Tenant has to comply by the equivalent number of days delayed. 7.3 Utilities. Tenant shall directly pay for all utilities and other services necessary in the operation of the Premises, including but not limited to, gas, fuel oil, electrical, telephone and other utility charges, janitorial services (if Tenant shall contract for such services) and grounds and easement maintenance, and any other service or utility furnished to and or used in or at the Premises for any purpose, from and after the date Landlord shall have delivered the Premises. Tenant shall contract directly with all utility providers such that all utilities for the Premises shall be in Tenant’s name. No such interruption, termination or cessation of utility services, except any cessation which would prevent the approved use of the property for over a month period and for which no insurance or other coverage would apply, shall relieve Tenant of its duties and obligations pursuant to this Lease, including, without limitation, its obligation to pay all Rent as and when due hereunder. 7.4 Contest. Tenant, at Tenant’s sole cost and expense, may contest the amount or validity of any Imposition described in this Section 7 by appropriate proceedings. However, the Tenant shall promptly pay such Imposition prior to its due date unless such proceedings shall operate to prevent or stay the collection of the Imposition so contested. The Landlord, at the Tenant’s sole cost and expense, agrees to join in any such contestation proceedings upon request by Tenant, at no cost to Landlord. 7.5 If Tenant has not paid any Imposition required by this Lease to be paid by Tenant before its delinquency, or if a tax, assessment, or public charge is contested by Tenant and that tax, assessment, or public charge has not been paid by the later of when due or within ten (10) days after a final determination of the validity, legality, or amount of the tax, assessment or public charge, then Landlord may, but shall not be required to, pay and discharge the tax, assessment, or public charge. If an Imposition, including penalties and interest, are paid by Landlord, the amount of that payment shall Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 9 101-107 Pasture Dr, Evanston, WY be due and payable to Landlord by Tenant with the next succeeding rental installment, and shall bear interest at the rate of ten percent (10%) per annum from the date of the payment by Landlord until repayment by Tenant. 7.6 Personal Property Taxes. Tenant shall pay directly to the applicable taxing authority, prior to delinquency all uncontested taxes assessed against and levied upon the trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the Premises. Tenant shall also pay, before delinquency, any and all uncontested taxes and assessments, sales, use, business, occupation or other taxes, and license fees or other charges whatever levied, assessed or imposed upon its business operations conducted in the Premises. 8. Landlord’s Work. Intentionally Deleted. 9. Trade Fixtures and Signage. 9.1 Trade Fixtures. Tenant shall have the right, at any time and from time to time during the Term and any renewals or extensions, at Tenant's sole cost and expense, to install and affix on the Premises items for use in Tenant's business, which Tenant, in Tenant's sole discretion, deems advisable (collectively “Trade Fixtures”), provided that Tenant shall not overload the floors and such installation does not affect structural elements or building systems in any material respect. Trade Fixtures, for which no part of the cost of which shall have been paid by Landlord, installed in the Premises by Tenant shall always remain the property of Tenant and shall be removed at the expiration of the Term or any extension, provided that any damage to the Premises caused by the removal of the Trade Fixtures shall be repaired by Tenant, and further provided that Landlord shall have the right to keep any Trade Fixtures or to require Tenant to remove any Trade Fixtures that Tenant might otherwise elect to abandon. Any Trade Fixtures that are not removed from the Premises by Tenant by the Termination Date shall be deemed abandoned by Tenant and shall automatically become the property of Landlord as owner of the real property to which they are affixed. 9.2 Signage. Except as may exist on the Effective Date, Tenant may not place, maintain, nor permit on any exterior door, wall, or window of the Premises any sign, awning, canopy, marquee, or other advertising of a permanent and irremovable nature without the express written consent of Landlord and such consent shall not with unreasonably withheld, delayed or conditioned. All such signs shall comply with all applicable Laws and all Restrictions, and shall be subject to applicable municipal permits. Tenant shall maintain any sign, decoration, or advertising in objectively good appearance and repair at all times during this Lease. At the Termination Date, any of the items mentioned in this Section 9.2 that are not removed from the Premises by Tenant may, without damage or liability, be removed and destroyed by Landlord at Tenant's cost. Nothing in this provision is intended to prevent Tenant from placing or maintaining any Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B

10 101-107 Pasture Dr, Evanston, WY sign, awning, canopy, marquee, or other advertising relating to Tenant’s operation, so long as follow all Laws and Restrictions. 10. Tenant Alterations. 10.1 After the date on which Tenant first opens the Premises to the public for business, Tenant may not make alterations, additions or improvements to the Premises including the exterior, the building structure, or the storefront thereof without the prior written consent of the Landlord, such consent not to be unreasonably delayed, withheld or conditioned. Provided, if Tenant wishes at any time during the Term to perform interior, non-structural alterations or improvements, not including repairs, to the Premises that do not affect structural elements or building systems in any material respect (changes to electrical, mechanical or life safety systems shall be deemed to materially affect building systems) and cost, on a per project basis, less than $50,000.00 (“Minor Alterations”), after at least fifteen (15) days' written notice to Landlord, Tenant shall have the right to make Minor Alterations in compliance with all applicable Laws and Restrictions without obtaining written consent of the Landlord. Any such alterations, additions or improvements to the Premises consented to by Landlord shall, be made by Tenant, Tenant’s affiliates, or one or more contractors reasonably acceptable to Landlord. Notwithstanding, if no response is provided within five (5) days after the request is remitted, Landlord consent shall be deemed to have been given. All alterations, additions and improvements (excluding personal property, equipment, signage, and Trade Fixtures of Tenant, no part of the cost of which shall have been paid by Landlord, collectively “Tenant’s Property”) made by, for or at the direction of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or earlier termination of this Lease or at such time as Landlord shall re- enter and take possession of the Premises without terminating this Lease pursuant to the provisions of Section 16.2 hereof. 11. Environmental. 11.1 Tenant shall not cause or permit any Hazardous Substances (as defined below), including, without limitation, asbestos to be used, generated, stored or disposed of in, on or under, or transported to or from, the Premises in violation of any applicable local, state, and federal laws, ordinances, statutes, rules, regulations, executive orders, judgments, decrees, case law, and/or other determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject, whether now in existence or hereafter adopted, relating to Hazardous Substances or otherwise pertaining to the environment, pollution, the protection of the environment or drinking or domestic water supply, including but not limited to laws relating to safe drinking water, emissions, discharges, releases or threatened releases of hazards into ambient air, surface water, ground water, drinking or domestic water supply, or lands Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 11 101-107 Pasture Dr, Evanston, WY or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, refinement, production, disposal, transport or handling of medical waste and/or other “Regulated Substances” and other state and local Laws relating to protection of human health and the environment (the “Environmental Laws”). To the knowledge of Tenant after due inquiry, Tenant represents and warrants to Landlord that no un- remediated violation of Environmental Laws or environmental conditions exists with respect to the Premises prior to the Commencement Date. 11.2 Intentionally Deleted. 11.3 Tenant shall immediately cause to be removed from the Premises such Hazardous Substances placed thereon by Tenant or Tenant’s agents, servants, employees, guests, invitees or independent contractors in accordance with good business practices, such removal to be performed by persons or entities duly qualified to handle and dispose of Hazardous Substances. Upon the expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Substances placed on the Premises by Tenant to be removed from the Premises, at Tenant’s cost and expense and disposed of in strict accordance with Environmental Laws. 11.4 Tenant hereby agrees to indemnify, defend (by counsel reasonably acceptable to Landlord), and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person or entity or governmental agency including those asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), any so-called Federal, state or local "Superfund" or "Superlien" laws, or any Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability, including strict liability, or standards of conduct concerning any Hazardous Substance for, with respect to, or as a direct or indirect result of, the presence at, on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release at, on or from, the Premises or the Improvements of any Hazardous Substance (collectively, a "Release"); caused by the conduct of Tenant, its agents, contractors or employees during or prior to the Term; provided, however, that the foregoing indemnity excludes matters arising as a result of (i) the conduct of Landlord, its agents, contractors or employees, (ii) Hazardous Substances at, on or under the Premises as of the Commencement Date whose presence was not caused by the Tenant (any matters arising as a result of the events, circumstances, or conditions described in, and any Hazardous Substances described in, the foregoing clauses (i), (ii), and (iii) are hereinafter collectively referred to as "Non-Tenant Hazardous Substance Matters"). The indemnities set forth in this Section 11 shall survive termination or expiration of this Lease, for a period of six (6) years thereafter. For purposes of this Lease, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the lists of hazardous substances or wastes now or hereafter adopted by the United States Environmental Protection Agency (the "EPA") or the lists of toxic pollutants designated Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 12 101-107 Pasture Dr, Evanston, WY now or hereafter by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by CERCLA or any Superfund law or any Superlien law or any other Environmental Laws. 11.5 Landlord shall have the right but not the obligation, and without limitation of Landlord's rights under this Lease, to enter onto the Premises or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Substance following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Substance in, on or at the Premises or any part thereof which, if true, would constitute a violation of Environmental Laws and could result in an order, suit or other action against Tenant and/or Landlord; provided, however, Landlord agrees that, except in the case of an emergency, Landlord will take such action only after written notice to Tenant of the alleged existence of Hazardous Substances and the failure by Tenant within a reasonable period of time following receipt of such notice to commence, or the failure by Tenant to thereafter diligently pursue to completion, the appropriate action to clean-up, remove, resolve or minimize the impact of, or otherwise deal with, such Hazardous Substances. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights, to the extent such costs and expenses result from a violation of the covenants and agreements of Tenant contained in the first paragraph of this Section 11, shall be deemed Additional Rent under this Lease and shall be payable by Tenant upon demand. Tenant shall immediately deliver to Landlord copies of all notices made by Tenant to, or received by Tenant from, any state, county, municipal or other agency having authority to enforce any Environmental Law or from the United States Occupational Safety and Health Administration (“Enforcement Agency”) concerning environmental matters or Hazardous Substances at the Premises, Building or the land on which the Building is located. Landlord shall promptly deliver to Tenant copies of all notices received by Landlord from any Enforcement Agency concerning environmental matters or Hazardous Substances at the Premises, Building or the land on which the Building is located. 12. Damage to Premises by Fire or Casualty. 12.1 Notice. In the event of any material damage to or destruction of all or any part of the Premises or Improvements, Tenant will promptly give written notice thereof to Landlord, which notice shall generally describe the nature and extent of such damage or destruction. There shall be no abatement of or adjustment to Minimum Rent or Additional Rent under this Lease as a result of any damage or partial destruction. 12.2 Restoration. In the event of any damage to or destruction of all or any part of the Improvements and whether or not the insurance proceeds on account of such damage or destruction shall be sufficient for the purpose, or in the event of any condemnation of the Premises of the character described in Section 12.2 hereof and Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 13 101-107 Pasture Dr, Evanston, WY whether or not the proceeds of any award received on account of such condemnation shall be sufficient for such purpose, Tenant, at its sole cost and expense, upon the release of all insurance proceeds to the Tenant, shall promptly commence and shall thereafter diligently and continuously prosecute to completion the restoration, replacement or rebuilding of the Improvements as nearly as practicable to their value as existed immediately prior to such damage, destruction or condemnation so as to permit resumption of the use of the Premises for the Permitted Use to as nearly the same degree as possible (pending completion of the work, such restoration, replacement or rebuilding, together with any temporary repairs and property protection, are herein collectively referred to as "Restoration"). In the event damage to or destruction of a substantial portion of the Improvements occurs within the last twelve (12) months of the Term, Tenant shall have the right, at its election and in lieu of fulfilling its obligations under this Section 13.2, to terminate this Lease upon thirty (30) days' prior written notice to Landlord by paying to Landlord, simultaneously with such notice, all insurance proceeds theretofore received by Tenant on account of any damage or destruction of the Premises or any part thereof and an assignment by Tenant of any right of Tenant to receive additional insurance proceeds on account of any such damage or destruction and Tenant’s deductible to such insurance; provided, however, that Tenant shall be entitled to any insurance proceeds payable on account of any damage or destruction of any of Tenant's personal property, including but not limited to Trade Fixtures. Tenant waives the provisions of any applicable state law which relate to termination of leases when the thing leased is destroyed, which contradict or negate the terms of the Lease. 12.3 Application of Proceeds. Except as otherwise provided in Section 12.2 hereof, insurance proceeds received on account of any damage to or destruction of the Improvements or any part thereof shall be applied to pay for the cost of Restoration. To the extent any such proceeds shall be inadequate to pay such cost, it shall be Tenant's sole cost and obligation to pay all costs of Restoration. 13. Eminent Domain. 13.1 The term “total taking” means the permanent taking of or a voluntary transfer under the threat of the exercise of the right of eminent domain or other authority of all or a portion of the Premises such that it is impossible for Tenant to occupy and operate for the Permitted Use within the Premises in compliance with applicable laws, rules, ordinances and regulations and without undue burden. The term “partial taking” means the taking of only a portion of the Premises which does not constitute a total taking, wherein Tenant can continue to operate its business on the Premises in compliance with applicable laws, rules, ordinances and regulations and without undue burden. Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B

14 101-107 Pasture Dr, Evanston, WY 13.2 If a total taking occurs during the Term of this Lease, this Lease will terminate as of the date of the taking. The phrase “date of the taking” means the date of taking actual physical possession by the condemning authority or such earlier date as the condemning authority gives notice that it is deemed to have taken possession. 13.3 If a partial taking of the Premises, then this Lease shall remain in full force and effect and Tenant shall promptly restore the Premises to an architecturally fit unit in accordance with plans approved by Landlord as nearly as reasonably possible to their condition prior to the partial taking and reopen for business, and any proceeds received by Landlord shall be made available to Tenant for such purpose. 13.4 Upon a termination of the lease due to a taking, all compensation and damages awarded for a total or partial taking of the Premises, will belong to Landlord without any participation by Tenant; except for that portion to cover personal property of Tenant; provided, however, if such reimbursement has not been provided for Tenant may make its own claim for any separate award that may be made by the condemner for Tenant’s moving expenses, loss of business or for the taking of or injury to Tenant’s improvements, or on account of any cost or loss Tenant may sustain in the removal of Tenant’s trade fixtures, equipment, and furnishing, or as a result of any alterations, modifications, or repairs which may be reasonably required by Tenant in order to place the remaining portion of the Premises not so condemned in a suitable condition for the continuance of Tenant’s occupancy, provided that no such award shall diminish or adversely affect the award to Landlord. 14. Right of Entry by Landlord. Landlord, or any of its agents, shall have the right to enter the Premises during all reasonable hours and upon at least 24 hours prior notice (except in cases of emergency when no such notice shall be required) to inspect the Premises to determine whether Tenant is complying with the terms of this Lease under this Lease, examine the Premises, exhibit the Premises to potential buyers or financiers, or for any other purpose expressed hereunder, or, in the twelve-month period immediately preceding the Expiration Date, to exhibit the Premises to potential tenants. Landlord shall use reasonable efforts and act in good faith to minimize any interfere with Tenant's business or Tenant's use and occupancy of the Premises arising from such entry and any related inspections. 15. Indemnity. Tenant covenants and agrees to pay, defend, indemnify and save harmless Landlord from and against any and all liability, loss, damage, cost, expense (including without limitation all actual and reasonable attorneys' fees and expenses of Landlord), causes of action, suits, claims, demands or judgments of any nature whatsoever based upon, arising from or connected in any manner with (a) injury to or the death of any person or damage to any property occurring on the Premises during the Term from and after the Commencement Date (and during any period after the Term in which Tenant shall remain in possession of the Premises), (b) the use, non-use, condition, possession, construction, operation, maintenance, management or occupation of the Premises or any part thereof during the Term from and after the Commencement Date Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 15 101-107 Pasture Dr, Evanston, WY (and during any period after the Term in which Tenant shall remain in possession of the Premises), or (c) any negligence, act, omission or intentional misconduct on the part of Tenant or its subtenants, agents, contractors, servants, employees, licensees or invitees. The agreement of indemnification by Tenant set forth in this Section 15 shall not extend to claims for damages arising out of bodily injury to persons or damage to property caused by or resulting from the gross negligence or willful misconduct of Landlord, its agents, contractors, servants, employees, or licensees. Landlord covenants and agrees to pay, defend, indemnify and save harmless Tenant from and against any and all liability, loss, damage, cost, expense (including without limitation all actual and reasonable attorneys' fees and expenses of Tenant), causes of action, suits, claims, demands or judgments of any nature whatsoever based upon, arising from or connected in any manner with the gross negligence or willful misconduct of Landlord or its agents, contractors, servants, employees, licensees or invitees (other than Tenant or its agents, contractors, servants, employees, licensees or invitees).The indemnities set forth in this Section 15 shall survive termination or expiration of this Lease. Except for actions or omissions which constitute gross negligence, willful misconduct or a breach of this Lease by Landlord or its agents, Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, or guests for any damage, injury, loss, compensation or claim, including, but not limited to, claims for personal injury or property damage, or the interruption of or loss to Tenant’s business, based on, arising out of or resulting from any cause whatsoever, including, but not limited to: (a) repairs to any portion of the Premises; (b) interruption in Tenant’s use of the Premises; (c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of any equipment within the Premises, including without limitation, heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Lease by reason of the condemnation or destruction of the Premises in accordance with the provisions of this Lease; (e) any fire, robbery, theft, or other casualty; (f) the actions of any other person or persons; and (g) any leakage or seepage in or from any part or portion of the Premises, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Premises, or from drains, pipes or plumbing fixtures in the Premises. Any goods, property or personal effects stored or placed by the Tenant or its employees in or about the Premises shall be at the sole risk of the Tenant. 16. Default and Remedies. 16.1 Tenant Default. The occurrence of any of the following acts, events or conditions, notwithstanding the pendency of any proceeding which has or might have the effect of preventing Tenant from complying with the terms, conditions or covenants of this Lease, shall constitute an "Event of Default" under this Lease: (a) The Minimum Rent, Additional Rent or any other sum of money payable under this Lease is not paid when due and such failure shall continue for five (5) business days after written notice of such failure of payment; provided that Landlord shall Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 16 101-107 Pasture Dr, Evanston, WY only be required to provide Tenant with written notice of such monetary default once in any twelve month period. It being intended by the parties hereto that such notice and such grace period shall protect against infrequent unforeseen clerical errors beyond the control of Tenant, and shall not protect against Tenant's lack of diligence or planning in connection with its obligations to make timely payment of Rent, Additional Rent and other amounts due hereunder. (b) The failure or refusal of Tenant, at any time during the Term, to fulfill or perform any other covenant, agreement or obligation of Tenant hereunder if such failure or refusal shall continue without correction for a period of thirty (30) calendar days from and after notice thereof to Tenant, provided that if such covenant, agreement or obligation shall be of such nature that it can be fulfilled or performed and if Tenant in good faith commences to fulfill or perform same within said thirty (30) day period, but due to the nature of same it could not be reasonably fulfilled or performed within said thirty (30) day period exercising due diligence, an Event of Default shall not be deemed to have occurred if Tenant is then diligently pursuing the fulfillment or performance of the covenant, agreement or obligation and shall thereafter continuously and diligently proceed therewith until completion, but in no event shall such time period be extended for more than sixty (60) days; (c) The initiation of any proceeding whereupon the estate or interest of Tenant in the Premises, or any portion thereof, or in this Lease is levied upon or attached if such proceeding is not vacated, discharged or bonded within thirty (30) days after the date of such levy or attachment; (d) The entry of any decree or order for relief by a court having jurisdiction in the Premises in respect of Tenant or any guarantor of Tenant's obligations ("Guarantor") in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Tenant or any Guarantor or for any substantial part of the assets of Tenant or any Guarantor, or the entry of any decree or order with respect to winding-up or liquidation of the affairs of Tenant or any Guarantor, if any such decree or order continues unstayed and in effect for a period of sixty (60) days; (e) The commencement by Tenant or any Guarantor of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by Tenant or any Guarantor to the appointment of or possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or any Guarantor or for any substantial part of the assets of Tenant or such Guarantor, or any assignment made by Tenant or any Guarantor for the benefit of creditors; (f) Any sale, assignment, mortgage, pledge, hypothecation or other transfer by Tenant of this Lease or any interest of Tenant hereunder or in the Premises Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 17 101-107 Pasture Dr, Evanston, WY or any sublease of the Premises without full compliance with any and all requirements therefor set forth in Section 6 of this Lease; (g) In the event that following Tenant’s initial opening, the Premises ceases to be operated for the Permitted Use or other use allowed hereunder for a period in excess of sixty (60) consecutive days (“Goes Dark”) unless such delay in operation is due to renovation or repairs to the Premises or a Force Majure Event; or (h) A default occurs under the Guaranty, or any Guarantor files bankruptcy, dissolves or dies. 16.2 Remedies. Upon the occurrence of an unremedied Event of Default, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease: (a) Landlord, with or without terminating this Lease, may perform, correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease, and Landlord may reenter the Premises for such purposes, and Tenant shall fully reimburse and compensate Landlord on demand for all costs and expenses incurred by Landlord in such performance, correction or repair, including, without limitation, accrued interest at the Default Rate. (b) Landlord, by surrendering this Lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Premises and thereupon Tenant shall vacate the Premises and remove therefrom all property thereon belonging to or placed on the Premises by, at the direction of, or with consent of Tenant within thirty (30) calendar days of receipt by Tenant of such notice from Landlord, whereupon Landlord shall have the right to reenter and take possession of the Premises. Any such demand, reentry and taking possession of the Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord. (c) After an Event of Default shall have occurred for thirty (30) days and be continuing, Landlord, with or without terminating this Lease, may immediately or at any time thereafter reenter the Premises and remove therefrom by summary proceedings or any other lawful manner Tenant and all property belonging to or placed on the Premises by, at the direction of, or with consent of Tenant. Any such reentry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord. (d) Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover Rent as it becomes due. Accordingly, if Landlord does not Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B

18 101-107 Pasture Dr, Evanston, WY elect to terminate this Lease on account of any default by Tenant, Landlord may enforce all of its rights and remedies under this Lease, including the right to recover all Rent and other sums payable by Tenant hereunder as they become due, so long as Landlord demonstrates reasonable efforts were made to relet the Property for similar Minimum Rent and subject to similar or better conditions then found herein this Agreement, and Landlord was unable to legally rent all or a portion of the Property. (e) Landlord, with or without terminating this Lease, may immediately or at any time thereafter relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term), at such rental or rentals and upon such other terms and conditions as Landlord in its reasonable discretion may deem advisable, Tenant shall pay all, reasonable attorneys' fees, reasonable brokerage commissions and lease assumptions; and if this Lease shall not have been terminated, Tenant shall continue to pay all Minimum Rent, Additional Rent and all other charges due under this Lease up to and including, without limitation, the date of beginning of payment of rent by any subsequent tenant of part or all of the Premises, and thereafter Tenant shall pay monthly during the remainder of the Term the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the Minimum Rent, Additional Rent and other charges reserved in this Lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the Minimum Rent and Additional Rent reserved herein, if the Landlord elects to terminate this Lease. In the event Landlord elects to terminate this Lease and Tenant’s right to possession, or Tenant’s right to possession is otherwise terminated by operation of law, Landlord may recover as damage from Tenant the following: (1) the worth at the time of award of the amount of the unpaid Rent earned hereunder at the date of termination of this Lease; (2) the worth at the time of award of the amount by which the unpaid Rent and other sums due hereunder which would have been earned after the date of termination of this Lease until the time of the award, exceeds the amount of such loss of Rent and other sums due which Tenant proves could have been reasonably avoided; (3) the worth at the time of the award of the amount by which the unpaid Rent and other sums due hereunder for the balance of the Term after the time of award exceeds the amount of the loss of such Rent and other sums which Tenant proves could have been reasonably avoided; (4) Landlord may recover from Tenant, and Tenant shall pay to Landlord upon demand (such demand to include a list of itemized expenses) as Additional Rent, such expenses as Landlord may incur in recovering possession of the Premises, placing the same in good order and condition for reletting, including the cost of any Landlord and Tenant mutually agreed upon tenant improvements installed by Landlord as well as all other expenses, commissions, (including broker’s commissions) and charges incurred by Landlord in exercising any remedy provided herein or which result from any default by Tenant hereunder; and (5) any other amount, including attorneys’ fees and court costs and unamortized brokers’ commissions necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform its obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom. Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 19 101-107 Pasture Dr, Evanston, WY 16.3 Reentry by Landlord. If Landlord reenters the Premises or terminates this Lease pursuant to any of the provisions of this Lease, No such reentry or termination shall be considered or construed to be a forcible entry. No reentry or taking possession of the Premises by Landlord or any other action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of this Lease or an election by Landlord to terminate this Lease. 16.4 General. No course of dealing between Landlord and Tenant or any failure or delay on the part of Landlord in exercising any rights of Landlord under Section 16 hereof or under any other provisions of this Lease shall operate as a waiver of any rights of Landlord hereunder, at law or in equity or under any other provisions of this Lease, nor shall any waiver of an Event of Default on one occasion operate as a waiver of any subsequent Event of Default or of any other Event of Default. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and that one only for the time and in the manner specifically stated. The exercise by Landlord of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. All remedies provided for in this Lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity. 17. Insurance. 17.1 Tenant Insurance. Commencing on earlier of the (a) Commencement Date; or (b) the date Tenant shall commence occupancy of any portion of the Premises, and at all times thereafter through and during the Term, Tenant shall keep the Premises insured against the risks and hazards and with coverage in amounts not less than those specified as follows: (a) Insurance against loss or damage by fire, earthquake (at Landlord’s option or if such coverage is required by Landlord’s mortgagee), lightning, vandalism and malicious mischief, and such other perils as are now or may hereafter be comprehended customarily included under "all-risks" policies with respect to improved properties similar to the Premises in an amount equal to the "full insurable value" (which as used herein shall mean the full replacement value, including the costs of debris removal, which amount shall be determined annually) of the Improvements. Tenant shall be entitled to carry a deductible of up to $10,000.00 in connection with said coverage provided Tenant self-insures for the amount of the deductible. Tenant hereby further agrees that Tenant will obtain an "agreed amount" endorsement with respect to such insurance so as to prevent either Landlord or Tenant from becoming a co-insurer of any loss. Notwithstanding the foregoing, at any time Landlord may provide written notice to tenant that Landlord will carry the insurance coverage described in this subsection (a) and thereafter Tenant shall reimburse Landlord for the premiums for such coverage within ten (10) days after receipt of invoice therefor. Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 20 101-107 Pasture Dr, Evanston, WY (b) Commercial general liability and property damage insurance (including, but not limited to, coverage for any construction, reconstruction or alteration by or at the instance of Tenant on or about the Premises) covering the legal liability of Tenant and Landlord against all claims for any bodily injury or death of persons and for damage to or destruction of property occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways in combined single limits for both property damage and personal injury and in the minimum amount, during the period from the date of this Lease to the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date, of Three Million and No/100 Dollars ($3,000,000.00) in connection with any single occurrence. Said coverage may be provided through a combination of primary and umbrella coverage, provided that Tenant's primary coverage shall have a minimum amount of not less than Two Million and No/100 Dollars ($2,000,000.00). Tenant shall be entitled to carry a deductible of up to $10,000.00 in connection with the said coverage provided Tenant self-insures for the amount of the deductible. Commencing on the fifth (5th) anniversary of the Rent Commencement Date, and continuing thereafter on the fifth (5th) anniversary of the previous "Adjustment Date" (as hereinafter defined) during the Term (each of such dates being referred to in this Section 10.01 as an "Adjustment Date"), the aforesaid minimum amount of insurance coverage shall be increased to the amount equal to the initial minimum amount set forth above increased at the rate of three percent (3%) per annum compounded on each anniversary of the Rent Commencement Date throughout the Term. (c) Business interruption insurance covering losses resulting from any interruption of Tenant's business in an agreed amount equal to at least twelve (12) months of all Rent payable under this Lease and shall contain an agreed amount endorsement waiving any coinsurance penalty. (d) Workers' compensation insurance, in a form prescribed by the laws of the state in which the Premises is located, and employers' liability insurance. (e) In addition, Tenant shall, at Landlord's request, provide, keep and maintain in full force and effect such other insurance for such risks as is determined by Landlord in its reasonable discretion consistent with then customary practices of comparable tenants operating for comparable purposes from comparable premises in the vicinity of the Premises. 17.2 Requirements. All insurance required under Section 17 hereof shall be reasonably satisfactory to Landlord in all respects and shall expressly provide (a) an effective waiver by the insurer of all rights of subrogation against any named insured and against such insured's interest in the Premises and against any income derived therefrom, (b) that no cancellation, reduction in amount or material change in coverage thereof shall be effective unless Landlord and Tenant shall have been given at least thirty (30) days advance written notice thereof, and (c) that during construction, reconstruction, alteration or material remodeling of any Improvements on the Premises by Tenant such policies shall be in "builder's risk" form if there would be an exclusion of coverage under Tenant's Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 21 101-107 Pasture Dr, Evanston, WY all-risks policy as a result of such construction, reconstruction, alteration or material remodeling. A copy of each policy or of a reasonably acceptable certificate of insurance in force, issued by the insurer as provided in Section 17.1 hereof, shall be delivered to Landlord on or before the date Tenant is required to obtain the applicable insurance, and with respect to renewal or replacement policies, not less than thirty (30) days prior to expiration of the policy being renewed or replaced. Tenant may obtain the insurance required hereunder by endorsement on its blanket insurance policies, provided that said policies fulfill the requirements of this Section 17.2 that said policies reference the Premises, and that Landlord receives satisfactory written proof of coverage. Tenant shall permit Landlord to examine all policies evidencing the insurance required to be maintained by Tenant under this Lease. Nothing contained in this Lease shall be construed to require Landlord to prosecute any claim against any insurer or to contest any settlement proposed by any insurer. To the extent of the amount of insurance or self- insurance required to be maintained by Tenant, Tenant hereby releases Landlord, its agents and employees from any liability for damage to property or injury to persons, regardless of the cause of such damage or injury. 17.3 Certificates. Within fifteen (15) days after receipt of written request from Landlord, Tenant shall deliver to Landlord a certificate addressed to Landlord, signed by Tenant, and dated within thirty (30) days prior to the delivery thereof, which lists the insurers and policy numbers evidencing all the insurance then required to be maintained by Tenant hereunder, and which warrants that said insurance is in full force and effect and that such insurance and the policies evidencing the same comply with the requirements of this Lease. In the event that Tenant fails to obtain, maintain or renew any insurance provided for in this Article 17 or to pay the premiums therefor, or to deliver to Landlord any of such certificates, Landlord may, but shall not be obligated to, procure such insurance, pay the premiums therefor or obtain such certificates and any costs or expenses incurred by Landlord for such purposes shall be Additional Rent hereunder and shall be immediately paid by Tenant to Landlord upon demand by Landlord, with Interest thereon at the Default Rate. 17.4 Landlord’s Insurance. During the Term, Landlord may, but shall not be obligated to, procure and maintain with respect to the Premises a policy of commercial liability insurance in a minimum amount of $1,000,000.00 per claim and $3,000,000.00 in the aggregate for both bodily injury and property damage insuring Landlord’s activities with respect to the Premises and the Building for loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises or the Building. Tenant shall reimburse Landlord for the cost of such insurance as Additional Rent. 17.5 Waiver of Subrogation. Tenant and Landlord each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damages. Tenant Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B

22 101-107 Pasture Dr, Evanston, WY shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. 18. Tenant’s Maintenance Responsibilities. Tenant shall be responsible for maintaining, repairing, and replacing the systems and structures in and on the Premises, including, but not limited to, all improvements, signs, the parking lot, landscaping, and equipment located at the Premises, in accordance with the following: 18.1 Tenant, at all times during the Term, at its expense, shall keep the Premises, including, without limitation, the Premises, in good order, condition and repair. Tenant further agrees to be responsible for maintaining the landscaping surrounding the Building and parking area in accordance with maintenance standards and for snow and ice removal, sweeping and cleaning the entrances to the building in addition to the parking lot, sidewalks, and other improved areas of the Premises. Tenant will provide and maintain vermin-proof receptacles for Tenant's own use in the event refuse is temporarily stored outside of the Building, and Tenant will be responsible for the removal of said refuse and will promptly and strictly comply with all health, sanitary or other laws, regulations and ordinances pertaining to the depositing and removal of such refuse from or about the Premises, including the storage and removal of any medical waste. Tenant shall promptly perform such maintenance and shall promptly make or cause to be made any and all necessary or appropriate repairs, replacements, or renewals (all or any one of which herein referred to as "Repairs"). All Repairs shall be at least equal in quality and class to the original work. The term "Repairs" includes, without limitation, all necessary repairs and replacements of the Premises (including, without limitation, the roofs, all interior and exterior walls, and all structural and non-structural portions of the buildings and other improvements), structural or otherwise, , foreseen and unforeseen, howsoever the necessity for repairs or replacements may occur, and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise, including but not limited to the exterior and interior windows, doors and entrances, signs, floor coverings, columns and partitions; plumbing systems, electric systems; and lighting, heating, plumbing and sewerage facilities, storm drainage system, any water retention ponds, and HVAC systems and equipment. 18.2 Landlord shall have the right to approve the plans and specifications for any alterations, additions, improvements, repairs and replacements, if any, to the Premises which are structural in nature or affect the Building systems or the exterior of any improvements, and the estimated cost thereof, which approval shall not be unreasonably withheld or delayed. 18.3 If at any time during the Term, including renewals or extensions, Tenant fails to maintain the Premises or make any repairs or replacements as required by this Section 18 and such repairs or replacements are not in controversy,, Landlord may, but shall not be required to, enter the Premises and perform the maintenance or make the repairs or replacements for the account of Tenant; any sums expended by Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 23 101-107 Pasture Dr, Evanston, WY Landlord in so doing, , shall be deemed Additional Rent and shall be immediately due from Tenant on demand of Landlord. 18.4 Landlord shall not be required to make any alterations, reconstructions, replacements, changes, additions, improvements, repairs or replacements of any kind or nature whatsoever to the Premises, or any portion thereof, or to any of the Improvements at any time during the Term of this Lease. 19. Brokers. Landlord and Tenant each represent to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease. In the event either party has dealt with any broker such party shall indemnify, defend and hold forever harmless the other party from and against any claim by such broker. 20. Compliance with Laws. Tenant shall and cause the Premises to comply with all laws, rules, and orders of all federal, state, and municipal governments or agencies, and all regulations and guidelines promulgated under or similar to any all of the foregoing, as the same may be amended from time to time, that may be applicable to use of the Premises (collectively, “Laws”), except if such non-compliance would have no material adverse effect on the Premises or the rights of the Landlord. Tenant, at its sole cost and expense, shall comply with all restrictive covenants, conditions, restrictions, declarations, and other title exceptions affecting the Premises, including any declarations, covenant, condition or other restrictions of record (collectively “Restrictions”), and comply with and perform all of the obligations set forth in such Restrictions to the extent that the same are applicable to the Premises or to the extent that the same would, if not complied with or performed, impair or prevent the continued use, occupancy and operation of the Premises for the purposes set forth in this Lease. Notwithstanding the Permitted Use or any other provision of this Lease, Landlord does not represent, warrant or covenant in any respect whatsoever that the Permitted Use or any element of Tenant’s existing or future operations is or will be permitted under applicable zoning, codes and regulations of any governmental or quasi-governmental authority. Tenant is solely responsible for verifying the same. 21. Liens. Any work on the Premises performed by or for Tenant hereunder shall be performed subject and pursuant to the provisions of this Lease. Upon completion thereof and Landlord’s written request, Tenant shall furnish Landlord with lien waivers confirming that all contractors, subcontractors, laborers, and materialmen who have performed work on the Premises have been paid in full. Such lien waivers shall be in a form reasonably acceptable to Landlord and in accordance with applicable laws of the State where the Premises are located. Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics’ or materialmen’s lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days’ written notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If any such lien or Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 24 101-107 Pasture Dr, Evanston, WY claim of lien shall at any time be filed against the Premises, or Tenant’s interest therein or hereunder, by reason of Tenant’s acts or omissions or because of a claim against Tenant or any contractor, subcontractor or materialman of Tenant or any other reason other than by or through Landlord, Tenant shall cause the lien or claim of lien to be canceled and discharged of record by bond or otherwise within thirty (30) days after the earlier of Tenant’s actual knowledge thereof or receipt of written notice from Landlord and Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all attorneys’ fees, at both trial and all appellate levels, resulting or on account thereof and therefrom, including providing a defense for Landlord with counsel reasonably satisfactory to Landlord and Tenant. If Tenant fails to cause such lien or claim of lien to be so discharged or bonded within such period, Tenant shall be in default hereunder, and, in addition to any other right or remedy it may have, the Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by procuring the discharge of such lien or claim by deposit in court or bonding, and in any such event, the Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien or claim by the lienor or claimant and to pay the amount of the judgment, if any, in favor of the lienor, with interest, costs and allowances. Tenant shall pay as additional rent on demand any sum so paid by Landlord for the aforesaid purposes with interest as hereinafter provided and all costs and expense incurred by Landlord including, but not limited to reasonable attorney’s fees in processing such discharge or in defending any such action. THE INTEREST OF THE LANDLORD SHALL NOT BE SUBJECT TO LIENS FOR IMPROVEMENTS MADE BY TENANT. 22. Tenant to Subordinate. This Lease and the rights of Tenant hereunder are and shall be subject and subordinate at all times to any ground lease, mortgage, deed of trust, or other lien created by Landlord, whether now existing or hereafter arising upon the Premises, and to all amendments, modifications, renewals, extensions, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security thereof (collectively, an "Encumbrance"). Notwithstanding anything to the contrary contained herein, any holder of such an Encumbrance (a "Holder") may subordinate, in whole or in part, such Encumbrance to this Lease on such terms and subject to such conditions as such Holder may deem appropriate in its discretion without joinder of Tenant by sending Tenant notice in writing. Tenant agrees within five (5) days of request by Landlord or any Holder to execute and deliver to Landlord or such Holder such further instruments, in form and content acceptable to the requesting party, consenting to or confirming the subordination of this Lease to any Encumbrance now existing or hereafter placed upon the Premises or any part thereof, or attorning to such Holder, and containing such other provisions, as Landlord or such Holder may request. Tenant shall, in the event of the sale or assignment of Landlord’s interest in the Premises, or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by Landlord covering the Premises, attorn to the purchaser and recognize the purchaser as Landlord under this Lease. The subordination and attornment set forth in this Section are self- Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 25 101-107 Pasture Dr, Evanston, WY operative and no further instrument of subordination and/or attornment will be necessary unless required by Landlord or the holder of a mortgage or deed of trust. Further, Tenant shall execute and deliver to Landlord and any Landlord’s lender, within ten (10) business days after Landlord’s written request therefor, an SNDA or other subordination, no disturbance and attornment agreement substantially in the form of Exhibit D hereto or as reasonably requested by Landlord’s lender. In the event that the lender, mortgagee, beneficiary, or any other person, acquires title to the Premises pursuant to the exercise of any remedy provided for in the mortgage or deed of trust, this Lease shall not be terminated or affected by said foreclosure or sale, or any such proceeding, and the lender, mortgagee or beneficiary shall agree that any sale of the Premises pursuant to the exercise of any rights and remedies under the mortgage or deed of trust in the nature of a mortgage, shall be made subject to this Lease and the rights of the Tenant hereunder and Tenant’s rights arising out of this Lease shall not be enlarged, affected or disturbed, subject to the terms of any SNDA. Tenant agrees to attorn to the lender, beneficiary or such other person as its new landlord, and this Lease shall continue in full force and effect as a direct lease between Tenant and Lender, mortgagee, beneficiary or such other person, upon all the terms, covenants, and agreements set forth in this Lease. The parties hereto agree to execute or obtain execution of such reasonable documents as may be necessary to effectuate such subordination, non-disturbance, and attornment. 23. Quiet Enjoyment. Subject to the rights of mortgagees and matters of record, Landlord hereby covenants and agrees that so long as Tenant has performed and observed all terms, conditions, covenants or obligations required under this Lease, Tenant shall have quiet enjoyment of the Premises and all appurtenances thereto. Tenant hereby acknowledges and agrees that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during the ownership of Landlord's interest hereunder. 24. Memorandum of Lease. Following Landlord’s acquisition of the Premises, Landlord agrees that Tenant can record a recordable memorandum or notice of this Lease in the form attached as Exhibit G or in form otherwise reasonably satisfactory to Landlord upon Tenant’s written request. Tenant shall be responsible for the preparation thereof, recording and the cost of recording the same. 25. Notices. All notices, demands and requests which may be or are required to be given by either party to the other shall be in writing and shall be either (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) delivered, by hand, or (c) sent by overnight courier such as Federal Express. All notices to Landlord should be addressed to Landlord at the address set forth in the Data Sheet or at such other place as Landlord may from time to time designate in written notice to Tenant. All notices to Tenant shall be addressed to Tenant at the address set forth in the Data Sheet or to any such other place as Tenant may from time to time designate in written notice to Landlord. All notices, demands and requests which shall be served upon Landlord and Tenant in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder upon confirmed delivery. Notwithstanding anything contained in this Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B

26 101-107 Pasture Dr, Evanston, WY Lease to the contrary, any written notice by either Landlord or Tenant to the other party may be transmitted by email, and that the email copies of such party’s signature shall have the same effect as if it were an original signature, provided that the party providing such notice obtains a delivery confirmation email. 26. Estoppel Certificate. Each of Landlord and Tenant agrees at any time and from time to time upon not less than 10 business days’ prior written request by the other to execute, acknowledge and deliver to the other an estoppel certificate certifying that (a) this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), (b) the dates to which Rent and other charges have been paid in advance, if any, (c) to such party’s knowledge, all of the defaults of Landlord or Tenant hereunder, if any, (and if there are no defaults a statement to that effect), and (d) any other information reasonably requested, it being intended that any such estoppel certificate delivered pursuant to this Section 26 may be relied upon by any prospective purchaser of the Premises or any mortgagee or assignee of any mortgage upon the fee or leasehold of the Premises or by any prospective assignee of this Lease or subtenant of the whole or any portion of the Premises and/or by other party interested in the Premises or any part thereof. 27. Landlord’s Sale of the Building. Landlord may, at any time, without the prior consent of Tenant, contract to and/or perform any of the following transactions with respect to an interest in Landlord, the Lease, the Premises, the realty underlying the Premises, and/or any portion of or interest in the realty or improvements owned or hereafter acquired by Landlord: sale, purchase, exchange, transfer, assignment, lease, conveyance (collectively referred to herein as “Sale”); and/or encumbrance, pledge, mortgage, deed of trust, hypothecation or sale and leaseback transaction (collectively referred to herein as “Mortgage”). From and after a Sale, Landlord shall be released from all liability to Tenant and Tenant’s successors and assigns arising from this Lease because of any act, occurrence or omission of Landlord occurring after such Sale, and Tenant shall look solely to Landlord’s successor in connection with the same. The obligations contained in this Lease to be performed by Landlord shall, except as aforesaid, be binding on Landlord’s successors and assigns only during their respective periods of ownership. Tenant agrees to and shall look solely to Landlord’s interest in the Premises, including the property itself as well as rents and profits therefrom, for the satisfaction of any liability, duty or obligation of Landlord with respect to this Lease or the relationship of Landlord and Tenant hereunder, and no other assets of Landlord, its members, partners, affiliates, employees, agents, successors and assigns shall be subject to any liability therefor. In no event shall Tenant seek, and Tenant does hereby waive any recourse against Landlord’s individual members, partners, shareholders, employees, or agents of Landlord or any of their personal assets for such satisfaction. Any provision, term or condition of this Lease which is or which may appear to be to the contrary notwithstanding, Landlord shall, at all times and from time to time after the date of this Lease, have the express right, power and privilege of pledging, conveying, assigning or mortgaging Landlord's fee simple title in and to the Premises and/or Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 27 101-107 Pasture Dr, Evanston, WY Landlord's reversionary right to the Improvements, for the purpose of obtaining financing, credit, or as security for any financing or extension of credit. 28. Intentionally deleted. 29. Landlord’s Liability. In no event shall Landlord be in default hereunder unless it has failed to cure such default within thirty (30) days after written notice (or if more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after written notice); provided that in any event: (i) Tenant shall have no right to offset or abate rent in the event of any default by Landlord under this Lease, except to the extent offset rights are specifically provided to Tenant in this Lease; (ii) Tenant shall have no right to terminate this Lease; and (iii) Tenant’s rights and remedies hereunder shall be limited to the extent (A) Tenant has expressly waived in this Lease any of such rights or remedies and/or (B) this Lease otherwise expressly limits Tenant’s rights or remedies. It is expressly understood and agreed that any money judgment resulting from any default or other claim arising under this Lease shall be satisfied only out of Landlord’s interest in the Premises, and no other real, personal or mixed property of Landlord (the term "Landlord" for purposes of this Section only shall mean any and all partners, both general and/or limited, officers, directors, shareholders and beneficiaries, if any, who comprise Landlord), wherever situated, shall be subject to levy on any judgment obtained against Landlord. Tenant hereby waives, to the extent waivable under law, any right to satisfy a money judgment against Landlord except from Landlord’s interest in the Premises. If such interest is not sufficient for the payment of such judgment, Tenant will not institute any further action, suit, claim or demand, in law or in equity, against Landlord for or on the account of such deficiency. Notwithstanding anything herein contained to the contrary, Tenant hereby waives, to the extent waivable under law, any right to specific performance in the event of Landlord’s default referred to herein, and Tenant expressly agrees that except as provided in the immediately following sentence, Tenant’s remedy shall be limited to the monetary damages referred to in this Section 32. Notwithstanding the foregoing, in the event of failure by Landlord to give any consent, as provided in this Lease, Tenant’s sole remedy shall be an action for specific performance at law, but in no event shall Landlord be responsible in monetary damages for failure to give such consent. In no event shall any partner of Landlord nor any joint venturer in Landlord, nor any officer, director or shareholder of Landlord or any such partner or joint venturer of Landlord be personally liable with respect to any of the provisions of this Lease. Under no circumstances whatsoever shall Landlord ever be liable hereunder for consequential, punitive or special damages. 31. Surrender of Premises. At the expiration of the Term, whether by expiration of time or otherwise, Tenant shall surrender the Premises to Landlord in broom clean condition free of debris and rubbish, excepting damage caused by ordinary wear and tear. All alterations which may be made by Tenant shall be the property of Landlord. Tenant shall remove all Tenant’s Property from the Premises no later than the termination or expiration date. Tenant shall, at its sole cost and expense, repair any damage to the Premises or the improvements caused by such removal, including patching and filling Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 28 101-107 Pasture Dr, Evanston, WY holes, ordinary wear and tear excepted. The Landlord agrees to act in good faith to negotiate and execute an agreement for the benefit of the Tenant or Guarantor’s lender, to permit such lender to enter the Premises for purposes of possessing collateral, certain of the personal property of Tenant. Subject to any agreement between the Landlord and Tenant’s lender, any of Tenant's Property not removed from the Premises by the date this Lease terminates or expires shall be deemed abandoned and shall thereupon become the property of Landlord. Landlord may possess and dispose of such property. This provision shall apply under all circumstances, including default by Tenant under this Lease. All costs incurred by Landlord in legally removing and disposing of such Tenant’s Property (plus 10%) shall be paid by Tenant within thirty (30) days after delivery to Tenant of an invoice therefor so long as Tenant is provided full access to Tenant’s Property before and after the lease termination. . 32. Holding Over. In the event Tenant remains in possession of the Premises after the expiration of the Term, or any extensions hereof without the written consent of Landlord, this Lease shall continue on a month-to-month basis, and not a renewal of this Lease, nor an extension for the Term, and shall be terminable by either party upon 30 days’ prior written notice and Tenant shall be obligated to pay Rent at 150% the then current rate, with all other sums then payable hereunder prorated on a daily basis for each day that Landlord is kept out of possession of the Premises. Tenant shall during any such holdover period continue to pay any Additional Rent that would otherwise be payable under this Lease. If Tenant fails to surrender the Premises upon the termination of this Lease, then Tenant shall, in addition to any other liabilities to Landlord accruing therefrom, indemnify and hold Landlord harmless from any losses or damages suffered by Landlord in connection with, or any claims made by, any succeeding tenant arising out of such failure, so long as Landlord gives written notice to Tenant that Landlord and such succeeding tenant have entered into a lease or other agreement for such tenant's use and occupancy of the Premises. 33. Binding Effect. All covenants, agreements, stipulations, provisions, conditions and obligations set forth herein shall extend to, bind and inure to the benefit of, as the case may require, the successors and assigns of Landlord and Tenant respectively, as fully as if any such successor or assign was referenced to wherever reference to Landlord or Tenant, as the case may be, occurs in this Lease. 34. Severability. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by Law. 35. Applicable Law. The Laws of the State where the Premises are located shall govern the validity, performance and enforcement of this Lease, without regard to such State’s conflict-of-law principles. Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 29 101-107 Pasture Dr, Evanston, WY 36. Force Majeure. Whenever a day is appointed herein on which, or a period of time is appointed within which, either party hereto is required to do or complete any act, matter or thing, excluding any and all payments of amounts due hereunder, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is interfered with, the doing or completion of such act, matter or thing because of strikes, lock-outs, embargoes, unavailability of labor or materials, wars, insurrections, rebellions, civil disorder, declaration of national emergencies, acts of God or other causes beyond such party’s reasonable control; provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease. 37. Complete Agreement. Any stipulations, representations, promises or agreements, oral or written, made prior to or contemporaneously with this agreement by Landlord and Tenant shall have no legal or equitable consequences and the only agreement made and binding upon the parties with respect to the leasing of the Premises is contained herein, and it is the complete and total integration of the intent and understanding of Landlord and Tenant with respect to the leasing of the Premises. No amendment or modification of this Lease shall be valid or binding unless reduced to writing and executed by the parties hereto in the same manner as the execution of this Lease. 38. Counterparts. This Lease may be executed in any number of counterparts via facsimile or electronic transmission or otherwise, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. 39. Incorporation of Exhibits and Schedules. This Lease is subject to the provisions of the attached Exhibits A-H, inclusive, which exhibits are hereby made a part of this Lease. 40. Guaranty. As a condition to the effectiveness of this Lease, the obligations of Tenant under this Lease shall be guaranteed by Star Equity Holdings, Inc. (“Guarantor”), pursuant to a guaranty in form attached hereto as Exhibit "H" ( the “Guaranty”). 41. Authority. Landlord and Tenant represents to the other party as follows: Such party, if a corporation, limited liability company, limited partnership, or partnership is duly formed and validly existing under the laws of the state of its formation and is duly qualified to do business in the State where the Premises is located. Tenant has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to lease the Premises and to carry on its business as now conducted and as contemplated to be conducted. Each person signing on behalf of Landlord or Tenant is authorized to do so. The foregoing representation in this Section 40 shall also apply to any corporation, limited liability company, limited partnership, or partnership which is a general partner or joint venturer of Tenant. 42. No Merger of Title. No merger of the leasehold estate created by this Lease with the fee estate of Landlord shall occur notwithstanding the fact that the same person may Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B

30 101-107 Pasture Dr, Evanston, WY own or hold both the leasehold estate created by this Lease or any interest therein and the fee estate in the Premises or any interest therein. No such merger shall occur unless and until all persons or entities (including any mortgagee with respect to the fee estate of Landlord) having any interest in the leasehold estate created by this Lease or the fee estate in the Premises shall join in a written instrument effecting such merger and shall duly record the same. 43. Waiver of Redemption. Tenant hereby waives and surrenders any right or privilege under any present or future constitution, statute or law to redeem the Premises or to continue this Lease after the termination of this Lease for any reason, and the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for rent. 44. No Waiver. Failure of Landlord or Tenant to insist upon the strict performance by the other party of any term, condition or covenant on such other party's part to be performed pursuant to the terms of this Lease or to exercise any option, right, power, or remedy contained in this Lease shall not be or be deemed to be a waiver of such performance or relinquishment of such right now or at any time subsequent hereto. The receipt by Landlord of any Minimum Rent or Additional Rent required to be paid by Tenant hereunder with knowledge of any Event of Default by Tenant shall not be or be deemed to be a waiver of such Event of Default. No waiver by Landlord or Tenant of any provision of this Lease shall be or be deemed to have been made unless expressed in writing and signed by Landlord or Tenant, as the case may be. 45. Intentionally deleted.. 46. Costs of Enforcement. If Landlord or Tenant defaults under this Lease or there is a dispute under this Lease, then the defaulting party or the party not prevailing in such dispute shall pay proportionately to the extent found to be at fault, on demand, the out-of- pocket costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys’ fees. 47. Financial Statements. If Landlord desires to sell the Premises, refinance any loan secured by the Premises or obtain additional financing to be secured by the Premises, then Tenant, and any sublessee or assignee of Tenant, shall deliver to any lender designated by Landlord its financial statement for the most recently concluded two (2) calendar years; provided that Landlord acknowledges that the statement for the most recently concluded calendar year shall not be available until March 31 of the following calendar year. All such financial statements shall be received in confidence and shall be used only for the purposes herein set forth. 48. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof. Each provision of the Lease performable by Landlord or Tenant, as applicable, shall be deemed both a covenant and a condition. Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 31 101-107 Pasture Dr, Evanston, WY 49. Time of Essence. Time is of the essence of this Lease and the performance of all obligations of the parties hereunder. All references in this Lease to “days” shall mean calendar days unless specifically modified herein to be “business” days. 50. Waivers. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. Landlord’s or Tenant’s consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord’s or Tenant’s consent to or approval of any subsequent act by the other party. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent. 51. Waiver of Jury. Landlord and Tenant each hereby waive their respective rights to a jury trial in any action or proceeding brought by either party hereto and arising out of or relating to this Lease and/or the Premises. 52. Governing Law. This Lease has been delivered and executed in, and shall in all respects be governed by, subject to, enforced and construed in accordance with the laws of the state where the Premises is located, including all matters of construction, validity, performance and enforcement. 53. Consent. The consent by one party to any act by the other for which such consent was required shall not be deemed to imply consent or waiver of the necessity of obtaining such consent for the same or any similar acts in the future. No waiver or consent shall be implied from silence or any failure of a party to act, except as otherwise specified in this Lease. [Signature pages follow] Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B 32 101-107 Pasture Dr, Evanston, WY IN TESTIMONY WHEREOF, Landlord and Tenant have caused this Lease to be executed as a sealed instrument, effective as of the day and year first above written. LANDLORD: PASTURE DRIVE HOLDINGS LLC, a Wyoming limited liability company By: Timber Valley Holdings LLC, its member/manager By: Steven G. Fishbach Separate Property Trust, its member/manager By: ____________________________ Steven G. Fishbach, Trustee Date: February 27, 2026 TENANT: ALLIANCE DRILLING TOOLS LLC, a Wyoming, LLC By: _________________ Name: Ryan Thomas Title: President Date: February 27, 2026 Docusign Envelope ID: 33DCDA4F-0D4A-4D3F-808F-E5BC607ED38D0ECD9 E 4ACD- 5D6- A62-9DF0033FB023F312D36-BEB9-4297-AA6F-D3A0 BA8EA5886AF655D A4F4 029 9374-F694C7A195 B /s/ Steven G. Fishbach /s/ Ryan Thomas EXHIBIT FORM OF GUARANTY GUARANTY WHEREAS, , LLC (“Landlord”) and ALLIANCE DRILLING TOOLS LLC (“Tenant”), have entered into a certain lease agreement dated on or about the date hereof, covering certain premises located at 101-107 Pasture Dr, Evanston, WY 82930 (the “Premises”) in lease referenced as Landlord address (the “Lease”); and WHEREAS, the Landlord requires as a condition to its execution of the Lease that the (the “Guarantor”) unconditionally becomes a guarantor to Landlord for the obligations of Tenant under the Lease; and WHEREAS, the Guarantor is the parent corporation of Tenant and as such is desirous that Landlord enter into the Lease with Tenant. NOW THEREFORE, in consideration of the execution of the Lease by Landlord and other good and valuable consideration and intending to be legally bound hereby, the undersigned hereby unconditionally becomes a guarantor to Landlord, its successors and assigns as follows: 1. The Guarantor unconditionally guaranties as a surety, the full, faithful and punctual payment of all sums of rent and other amounts payable under the Lease and performance of each and all of the covenants, agreements and conditions of the Lease, to be kept and performed by Tenant (subject to all applicable notice and/or cure periods set forth in the Lease), in accordance with and within the time prescribed by the Lease (hereinafter collectively referred to as the “Liabilities”). Guarantor's obligations under this Guaranty are irrevocable, continuing and unconditional. If Tenant defaults at any time in the payment of any rents, charges or other sums due under the Lease or in the performance of any of the other covenants and obligations of Tenant thereunder and fails to cure the said default within the time prescribed by the Lease, on demand of Landlord Guarantor shall fully and promptly pay all such rents, charges and other sums and otherwise perform at Guarantor's cost and expense all such covenants and obligations, including without limitation the payment of interest on past due obligations of Tenant, of any and all costs advanced by Landlord, and of any and all damages and expenses (including attorneys' fees and litigation costs) that may arise in consequence of Tenant's default. Guarantor hereby waives all requirements of notice of the acceptance of this Guaranty and all requirements of notice of breach or non-performance by Tenant, including without limitation presentment, demand, protest, notice of protest, notice of dishonor and notice of acceptance of this Guaranty. Notwithstanding, anything contained herein this agreement Landlord agrees that prior to taking any action against Guarantor, after an Event of Default (as defined in the H-2 101-107 Pasture Dr, Evanston, WY Docusign Envelope ID: 41D0CE1B-5BEA-45A0-8B67-5BB6F8518A93

H-3 101-107 Pasture Dr, Evanston, WY Lease), Landlord will provide written notice to Tenant and Guarantor after any grace period provided for in the Lease, which provides that if the Event of Default has not been cured by Tenant within twenty (20) days of such notice, that Landlord may proceed against Guarantor (a “Guarantor Notice”). If Tenant has not fully cured the Event of Default within twenty (20) days after the date of the Guarantor Notice, Landlord may proceed hereunder against Guarantor, independently of or concurrently with any other remedies it may have. 2. Landlord shall have the right from time to time, upon obtaining consent from the undersigned, to significantly modify, change, extend, alter, amend, or supplement in any respect whatever, the Lease, or any agreement or transaction between Landlord and Tenant or between Landlord and any other party liable for the Liabilities, or any portion or provision thereof; to allow Tenant to assign or sublet any of its rights or liabilities in the Lease; to grant extension of time and other indulgences of any kind to Tenant; to compromise, release, substitute, exercise, enforce or fail to refuse to exercise or enforce any claims, rights, or remedies of any kind which Landlord may have at any time against Tenant or any other party liable for the Liabilities, or any thereof, or with respect to any security of any kind held by Landlord at any time under any agreement or otherwise. 3. The Guarantor waives, except as otherwise stated herein this Guaranty: (a) all notice, including but not limited to (i) notice of acceptance of this Guaranty; (ii) notice of presentment, demand for payment, or protest of any of the Liabilities, or the obligation of any person, firm, or corporation held by Landlord as collateral security; (b) trial by jury and the right thereto in any proceeding of any kind, whether arising on or out of, under or by reason of this Guaranty, or any other agreement or transaction between the undersigned, Landlord and/or Tenant; and (c) all notices of the financial condition or of any adverse or other change in the financial condition of Tenant. 4. Landlord may, with proper notice, assign this Guaranty in whole or in part to Landlord’s successor in interest under the Lease, and no assignment of this Guaranty shall operate to extinguish or diminish the liability of the undersigned hereunder. 5. The liability of the Guarantor under the Guaranty shall not be primary under any right of action which shall accrue to Landlord under the Lease, but Landlord may, at its option, proceed against the undersigned, having otherwise complied with this Guaranty without having to commence any action, or have obtained any judgment against Tenant. Guarantor's obligations hereunder are independent of Tenant. At Landlord’s option, a separate action or actions may be brought and prosecuted against Guarantor, whether any action is first or subsequently brought against Tenant or whether Tenant is joined in any such action, and Guarantor may be joined in any action or proceeding commenced by Landlord against Tenant relating to or arising in connection with the Lease. Guarantor waives any right to require Landlord to proceed against Tenant except as set forth herein or pursue any other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord's rights under the Lease. Docusign Envelope ID: 41D0CE1B-5BEA-45A0-8B67-5BB6F8518A93 H-4 101-107 Pasture Dr, Evanston, WY 6. All of the Liabilities and the obligations of the Guarantor hereunder shall be immediately due and payable by the undersigned, anything contained herein to the contrary notwithstanding, immediately upon the occurrence of a default under the Lease which continues beyond the expiration of the applicable notice grace and/or cure period, if any, under the Lease. The Landlord shall immediately notify Guarantor of any default or anticipated default of Tenant under the Lease. 7. The obligations of the Guarantor hereunder shall not be affected, impaired or discharged, in whole or in part, by reason of: (a) the entry of an order for relief pursuant to the United States Bankruptcy Code by or against Tenant or the undersigned; or (b) the proposal of or the consummation of a plan of reorganization concerning Tenant or the undersigned. If Guarantor shall become bankrupt or insolvent, or any application shall be made to have Guarantor declared bankrupt or insolvent, or Guarantor shall make an assignment for the benefit of creditors, notice of such occurrence or event shall be promptly furnished to Landlord by Guarantor or such Guarantor's fiduciary. This Guaranty shall extend to and be binding upon Guarantor's successors and assigns, including, but not limited to, trustees in bankruptcy. 8. Guarantor hereby agrees to indemnify, protect, defend and hold Landlord harmless from and against, all losses, costs and expenses including, without limitation, all interest, default interest, post-petition bankruptcy interest and other post-petition obligations, late charges, court costs and attorneys' fees, which may be suffered or incurred by Landlord in enforcing or compromising any rights under this Guaranty or in enforcing or compromising the performance of Tenant's obligations under the Lease. Notwithstanding, Guarantor’s duty to indemnify shall be limited or offset by any contributing fault of the Landlord. 9. Guarantor agrees to pay to Landlord on demand all reasonable costs and expenses incurred by Landlord in seeking to enforce Landlord’s rights and remedies under this Guaranty, including court costs, costs of alternative dispute resolution and reasonable attorneys’ fees and costs, whether or not suit is filed, or other proceedings are initiated hereon. All such reasonable costs and expenses incurred by Landlord shall constitute a portion of the guaranteed Liabilities hereunder, shall be subject to the provisions hereof with respect to the guaranteed Liabilities and shall be payable by Guarantor within ten (10) business days of written demand by Landlord. Notwithstanding, if Tenant or Guarantor has asserted claims against the Landlord the Guarantor is only responsible for indemnification to the extent of the Tenant or Guarantor’s pro-rata culpability, which may be reduced by that of the Landlord. 10. The waiver of any right by Landlord or its failure to exercise promptly any right shall not be construed as the waiver of any other right including the right to exercise the same at any time thereafter. No waiver or modification of any of the terms or conditions of this Guaranty shall be binding against Landlord unless such waiver or modification is in a writing signed by Landlord. Guarantor's obligations hereunder will Docusign Envelope ID: 41D0CE1B-5BEA-45A0-8B67-5BB6F8518A93 H-5 101-107 Pasture Dr, Evanston, WY remain fully binding or extended the time of performance by Tenant or granted other indulgences to Tenant, or may have released, returned or misapplied other security for the performance of Tenant's obligations under the Lease (including any other guarantees or any security Guarantor hereby waives any and all rights of subrogation, reimbursement, indemnity or contribution or any rights and defenses that are or may have become available to Guarantor against Tenant or any other guarantor or any other person who now or hereafter has direct or contingent liability for all or any portion of the obligations guaranteed hereby, or against any security deposit or other property which now or hereafter serves as collateral security for performance of the Lease. Any indebtedness of Tenant held by Guarantor is hereby subordinated to the obligations and indebtedness of Tenant to Landlord; and any indebtedness of Tenant to Guarantor upon a breach by Tenant which has not been corrected within the grace periods set forth therein the Lease, plus ten (10) business days. Thereafter, if Landlord so requests, the indebtedness held by Guarantor will be collected, enforced and received by Guarantor as trustee for Landlord on account of the obligations and indebtedness of Tenant to Landlord, without affecting the liability of Guarantor under this Guaranty. 11. The provisions of the Guaranty shall bind all of the respective successors and assigns of the undersigned and shall inure to the benefit of Landlord, its successors and assigns. This Guaranty will remain and continue in full force and effect and will not be discharged in whole or in part by any alteration, renewal, extension, modification or amendment or by any assignment, subletting, hypothecation or other transfer of the Lease. Guarantor hereby consents to and waives notice of any of the foregoing and agrees that its liability hereunder will be based upon the obligations of Tenant set forth in the Lease as the same may be from time to time altered, renewed, extended, modified, amended or assigned. 12. All rights and remedies of Landlord are cumulative and not alternative. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Illinois and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State. Guarantor hereby consents and agrees that the courts of the state or commonwealth in which the Premises are located will have jurisdiction over Guarantor's person in actions arising under or relating to the Lease or this Guaranty, and Guarantor agrees that any action brought by Guarantor arising out of or relating to the Lease or this Guaranty shall be filed in the state or commonwealth in which the Premises are located. Guarantor hereby waives trial by jury in any action. In any litigation between Landlord and Guarantor relating to or arising in connection with this Guaranty, the prevailing party shall be entitled to recover its costs and the reasonable fees and expenses of its attorneys. 13. Prior to the execution of this Guaranty and at any time during the Term of the Lease upon ten (10) days prior written notice from Landlord, Guarantor agrees to Docusign Envelope ID: 41D0CE1B-5BEA-45A0-8B67-5BB6F8518A93 H-6 101-107 Pasture Dr, Evanston, WY provide Landlord with a current financial statement for Guarantor and financial statements for such Guarantor. Guarantor's financial statements are to be prepared in accordance with generally accepted accounting principles. Guarantor represents and warrants that all such financial statements shall be true and correct statements of such Guarantor's financial condition. 14. The Guarantor represents that at the time of the execution and delivery of this Guaranty nothing exists to impair the effectiveness of the obligations of the Guarantor to Landlord hereunder, or the immediate taking effect of this Guaranty between the Guarantor and Landlord with respect to the Guarantor becoming a surety for the Liabilities. 15. The execution of this Guaranty prior to or following execution of the Lease shall not invalidate this Guaranty or lessen the obligations of Guarantor hereunder. This Guaranty may be attached to the Lease and designated as an exhibit thereto, and the execution by Guarantor of this Guaranty as so designated and the delivery hereof as an attachment to the Lease will constitute the due execution and delivery of this Guaranty. Docusign Envelope ID: 41D0CE1B-5BEA-45A0-8B67-5BB6F8518A93

H-7 101-107 Pasture Dr, Evanston, WY IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be executed on . STAR EQUITY HOLDINGS, INC. By: Name: Title: 7 Docusign Envelope ID: 41D0CE1B-5BEA-45A0-8B67-5BB6F8518A93 /s/ Richard K. Coleman, Jr.